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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                         January 17, 2003
    (Date of earliest event reported)                      January 17, 2003


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-13676                                   36-3846489
    (Commission File Number)             (I.R.S. Employer Identification Number)



    310 South Schuyler Avenue, Kankakee, Illinois                      60901
         (Address of principal executive offices)                   (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

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Item 5.  Other Information and Regulation FD Disclosure

         On January 17, 2003, the Company issued a news release relating to the implementation of a number of organizational changes intended to comply with requirements for public companies under the Sarbanes-Oxley Act of 2002, and to ensure both greater independence on the board and stronger leadership from its independent directors. In addition, the Board announced that it had received the resignation of the Company's President and CEO and has established a procedure for securing his successor.

         The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
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                  99.1     News Release, dated January 17, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KANKAKEE BANCORP, INC.

Dated: January 17, 2003           By:    /s/ Ronald J. Walters
                                         -------------------------------------
                                             Ronald J. Walters
                                             Vice President and Treasurer

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